Filed pursuant to Rule 497(e) and (k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO TCH Emerging Markets Bond Fund

BMO TCH Intermediate Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 11, 2017 to the Prospectus and each Summary Prospectus, each dated

December 29, 2016, as supplemented

William J. Canida, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of each Fund. Mr. Canida has co-managed the BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, and BMO TCH Core Plus Bond Fund since 2008 and the BMO TCH Emerging Markets Bond Fund since 2013. Mr. Kimball and Ms. Mardarovici have co-managed the BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, and BMO TCH Core Plus Bond Fund since 2012 and the BMO TCH Emerging Markets Bond Fund since 2013. Mr. Reda and Ms. Woodward have co-managed each Fund since 2015. Effective June 30, 2017, Mr. Canida intends to relinquish all portfolio management duties in preparation for his retirement from Taplin, Canida & Habacht, LLC in the third quarter of 2017.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.